LEASE

                                     BETWEEN

                        TROIANO PROFESSIONAL CENTER, LLC

                                       AND

                  ENFIELD FEDERAL SAVINGS AND LOAN ASSOCIATION

                            DATED: November 24, 2004

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page

ARTICLE 1 - DEMISED PREMISES...................................................1
ARTICLE 2 - TERM...............................................................1
ARTICLE 3 - CONDUCT OF BUSINESS BY TENANT......................................2
ARTICLE 4 - CONSTRUCTION.......................................................2
ARTICLE 5 - RENT...............................................................4
ARTICLE 6 - PAYMENT OF TAXES, ASSESSMENTS, ETC.................................5
ARTICLE 7 - INSURANCE..........................................................8
ARTICLE 8 - LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS....................10
ARTICLE 9 - REPAIRS AND MAINTENANCE...........................................11
ARTICLE 10 - COMPLIANCE WITH ORDERS, ORDINANCES, ETC..........................11
ARTICLE 11 - CHANGES AND ALTERATIONS BY TENANT/EXPANSION RIGHTS...............12
ARTICLE 12 - MECHANICS' LIENS.................................................13
ARTICLE 13 - WASTE............................................................14
ARTICLE 14 - INSPECTION OF PREMISES BY LANDLORD, ETC..........................15
ARTICLE 15 - ASSIGNMENT, SUBLETTING, MORTGAGING, AND ATTORNMENT...............15
ARTICLE 16 - PUBLIC UTILITY CHARGES AND CONNECTIONS...........................17
ARTICLE 17 - INDEMNIFICATION AND CONDITION OF PREMISES........................18
ARTICLE 18 - REPAIR, RESTORATION AND REBUILDING...............................19
ARTICLE 19 - CONDEMNATION.....................................................21
ARTICLE 20 - DEFAULT AND REMEDIES.............................................23
ARTICLE 21 - EFFECT OF INVALID PROVISION......................................26
ARTICLE 22 - NOTICES, DEMANDS AND REQUESTS....................................26
ARTICLE 23 - PROPER USE OF PREMISES, SURRENDER OF POSSESSION..................27
ARTICLE 24 - ENVIRONMENTAL....................................................27
ARTICLE 25 - QUIET ENJOYMENT..................................................29
ARTICLE 26 - ESTOPPEL CERTIFICATES............................................29
ARTICLE 27 - REMEDIES CUMULATIVE, NO WAIVER...................................30
ARTICLE 28 - SUBORDINATION OF LEASE TO FEE MORTGAGES..........................30
ARTICLE 29 - BROKERAGE COMMISSIONS............................................32
ARTICLE 30 - MISCELLANEOUS....................................................32
ARTICLE 31 - LANDLORD'S TITLE AND ALLOWABLE USE...............................34
ARTICLE 32 - CONDITIONS PRECEDENT.............................................35


SCHEDULE A - DEMISED PREMISES
SCHEDULE B - ENCUMBRANCES OF RECORD
SCHEDULE C - ANNUAL NET RENT
SCHEDULE D - COMMITMENT LETTER
SCHEDULE E - PURCHASE AGREEMENT FOR BANK BUILDING

      THIS LEASE (the "Lease") is made as of this 24th day of November, 2004, by and between TROIANO PROFESSIONAL CENTER, LLC, a limited liability company organized and existing under the laws of the State of Connecticut (hereinafter referred to as "Landlord",) and ENFIELD FEDERAL SAVINGS AND LOAN ASSOCIATION, a banking institution with an office situated in the Town of Enfield, County of Hartford and State of Connecticut (hereinafter referred to as "Tenant").

                              W I T N E S S E T H:


                                    ARTICLE 1

                                DEMISED PREMISES

      Section 1.1 In consideration of the rents herein reserved and of the covenants and agreements herein provided to be performed and observed on the part of Tenant, Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, upon and subject to all of the conditions hereinafter expressed, those certain premises located on Enfield Street, Enfield, Connecticut, and more particularly bounded and described on Schedule A attached hereto and made a part hereof, together with all of the improvements to be constructed thereon pursuant to this Lease (said premises together with said improvements are hereinafter collectively referred to as the "Demised Premises").

      Section 1.2 The Demised Premises are leased subject to:

            A. Such encumbrances of record existing as of the date of the execution of this Lease, as of the same are more particularly set forth on Schedule B attached hereto and made a part hereof.

            B. Except as specifically provided in this Lease to the contrary, the physical condition and state of repair of the Demised Premises and of all of the improvements situated thereon as of the Commencement Date (as hereinafter defined) of the term of this Lease.

            C. A right of way for vehicular and pedestrian ingress and egress to and from Enfield Street in favor of the Landlord, its successors and assigns, and in common with Tenant, over and across the driveways and other areas of the Demised Premises for the purpose of access to Landlord's adjoining property; provided, however, that such use of said right of way shall not unreasonably interfere with the conduct of Tenant's business.


                                    ARTICLE 2

                                      TERM

      Section 2.1 The term of this Lease shall commence on the Commencement Date (hereinafter defined) and shall end twenty-five (25) years thereafter, unless such term shall be sooner terminated, as hereinafter provided. The Commencement Date shall be determined in accordance with the provisions of Section 5.5 of this Lease below.


                                    ARTICLE 3

                          CONDUCT OF BUSINESS BY TENANT

      Section 3.1 Tenant shall have the right to use the Demised Premises to conduct its business as a banking facility (inclusive of all lines of business that Tenant or its affiliates or subsidiaries now or hereafter offer, including but not limited to, banking, insurance sales, stock brokerage and investment management) and all purposes incidental thereto. Tenant shall not use or occupy the Demised Premises in violation of any law or of the Certificate of Occupancy issued for the building to be constructed by Landlord (the "Building"), and shall, upon five (5) days written notice from Landlord, discontinue any use of the Demised Premises which is declared by any governmental authority having jurisdiction, to be a violation of any recorded covenants, conditions or restrictions affecting the Demised Premises or of any law or of the Certificate of Occupancy for the Building.


                                    ARTICLE 4

                                  CONSTRUCTION

      Section 4.1  Landlord  agrees,  subject to all of the  provisions  of this
Article 4 below, at its sole cost and expense, to cause the Building to be constructed on the Demised Premises, per plans and specifications prepared by Tenant's architect (the "Plans and Specifications") as set forth in a certain construction contract dated as of October 4, 2004 between Landlord and New England Design Associates, Inc., Part 1 and Part 2 (the "Construction Contract"), a copy of which is attached hereto and incorporated herein. All costs payable to the Landlord's contractor under the Construction Contract are hereafter called the "Construction Costs".

      Section 4.2 The Plans and Specifications shall be prepared in accordance with all applicable building codes, laws and ordinances and shall not require the Landlord to obtain a variance or similar action from the applicable municipal authority.

      Section 4.3 Landlord agrees to execute the Construction Contract upon execution of this Lease by the parties.

      Section 4.4 Promptly following the execution of the Construction Contract, Landlord shall apply for a building permit to complete the construction of the Building. Following the issuance of a building permit, Landlord shall cause its contractor to commence and with due diligence proceed to construct the Building and all required site work in accordance with the agreed-upon Plans and Specifications and pursuant to the terms of the Construction Contract.

      Section 4.5 All construction shall be performed by Landlord's contractor in a good and workmanlike manner, in compliance with all applicable laws, orders and regulations. All building permits, temporary and permanent certificates of occupancy and the government approvals required to construct and to permit the occupancy of the Building as an office building shall be obtained by Landlord at its cost and expense. The foregoing permits to be obtained by Landlord shall not include any licenses or use permits required from any State or Federal banking regulatory agency.

      Section 4.6 During the course of construction, subject to applicable building codes and regulations, Tenant may enter the Building for the purpose of inspecting the work, taking measurements, making plans and constructing its Tenant improvements; however, Tenant agrees that it shall not unreasonably interfere with Landlord's construction work and Landlord shall have no liability to Tenant for damage to any property of Tenant stored on the Demised Premises.

      Section 4.7 Changes to the Plans and Specifications may be made by Tenant, subject to the reasonable approval of Landlord, only after a written change order, setting forth the specific change requested by Tenant and the cost thereof, has been executed by Tenant, Landlord and Landlord's contractor. Any and all additional charges required by the Tenant or any governmental authorities for the construction of the Building and other improvements at the Demised Premises which are not included in Contract Sum of $3,182,797.00 set forth in the Construction Contract shall be paid directly by the Tenant to the Landlord's contractor. All decisions as to all exterior Building colors and landscaping plan shall be made by Tenant.

      Section 4.8 Any and all work that Tenant shall request Landlord to do with respect to Tenant finishings and the like shall be done by Landlord or Landlord's contractor pursuant to a separate written agreement entered into by and between said parties.

      Section 4.9 Landlord shall use all reasonable efforts to ensure that the construction of the Building and all required site work is completed and a Certificate of Occupancy for the Building is obtained in accordance with the terms of the Construction Contract.


                                    ARTICLE 5

                                      RENT

      Section 5.1 During the Term of this Lease, Tenant covenants and agrees to pay to Landlord an annual net rent as follows:

      The parties acknowledge that the annual net rent to be paid by Tenant to Landlord shall be established in accordance with the chart set forth in Schedule C attached hereto and made a part hereof, subject to the 5-year adjustments pursuant to the formula noted thereon. As used herein and in Schedule C hereto, the term "total project cost" shall mean: (i) the Construction Cost, including and any "Reimbursable Expenses" described in section 13.2 of the Construction Contract; (ii) engineering fees; (iii) mortgage financing costs and fees, legal and accounting fees, construction interest costs, and other so-called "soft costs"; (iv) the sum of Eight Hundred Thousand Dollars ($800,000.00) attributable to the fair market value of the land comprising the Demised Premises.

            (a) With respect to the "total project costs" referred to above, the following limitations to said costs shall apply:

                  (i) the effective annual interest rate of Landlord's permanent mortgage financing, including points and brokerage fees amortized over the term of the loan period, shall not exceed seven and one-half percent (7-1/2%);

                  (ii) any and all "soft costs", other than construction interest costs, including but not limited to engineering fees, legal and accounting fees, zoning and application fees, costs related to the Landlord's purchase of the Bank Building as described in Section
            32.4 below , mortgage financing costs and fees and any "Reimbursable Expenses" described in section 13.2 of the Construction Contract shall not exceed the total sum of two hundred twenty-five thousand dollars ($225,000.00); and, except for those costs related to the Landlord's purchase of the Bank Building as described above, shall be limited to those costs and expenses directly related to the development of the Demised Premises.

                  (iii) subject to the  provisions of section 4.7 and 5.6 below,
            "total project costs" shall not exceed the sum of $4,357,797.00.

            (b) In the event that the residential  parcel  adjoining the Demised
      Premises to the east (the "Adjoining Parcel") is acquired by the Landlord within five (5) years from the date hereof, Landlord shall have the right to modify the access driveway to the project site from Elm Street and, if necessary, reconfigure parking spaces and landscaping on the Demised Premises in connection therewith; provided, however, that Landlord shall be responsible for repairing any damage to the parking areas and/or landscaping at the Demised Premises caused by any such modification and/or reconfiguration. In such event, Tenant shall pay to Landlord an amount equal to one-half (1/2) of the total cost expended by Landlord in connection with: (a) the acquisition of the Adjoining Parcel and (b) modification of the access driveway to the Demised Premises from Elm Street (collectively, the "Parcel Development Costs"); provided however, notwithstanding anything to the contrary herein, in no event shall the amount payable by Tenant to Landlord hereunder be more than $125,000.00 as a result of the acquisition and development of the Adjoining Parcel as described above. Such Parcel Development Costs of Landlord shall include but not be limited to the purchase price and closing costs in connection with the acquisition of the Adjoining Parcel together with all costs associated with the relocation of the access driveway including engineering and reasonable legal fees, zoning fees and construction costs.. Tenant shall pay to Landlord its share of the Parcel Development Costs as described above in cash within thirty (30) days of its receipt of an invoice from Landlord for same accompanied by an itemized statement detailing said Parcel Development Costs.

            Upon acquisition of the Adjoining Parcel and the construction of a relocated entrance way into the project site of which the Demised Premises are a part, Landlord shall perform, at is sole cost and expense, any and all necessary work on the Demised Premises and the Adjoining Parcel, including the acquisition of all permits, which may be required in order to accomplish said access relocation and shall grant Tenant and its successors and assigns, the right to use, in common with others, the relocated access way serving the project site for pedestrian and vehicular ingress and egress for the balance of the remaining term of this Lease (including any renewal term). Any and all expenses of any nature attributable to the use, operation and maintenance of the Adjoining Parcel shall be the sole and exclusive responsibility of the Landlord and shall not be passed on to the Tenant. The details of the construction and location of the relocated access driveway and any other construction by Landlord in connection therewith on the Demised Premises shall be in accordance with the plans and the approval therefor granted by the Town of Enfield.

      Section 5.2 All of the monthly rental installments  referred to in Section
5.1 of this Article above, shall be due and payable on the first business day of each and every month throughout the Term of this Lease in advance.

      Section 5.3 It is the intention and understanding of the parties that the annual net rent hereunder shall be paid to Landlord absolutely net and without any deduction, set-off, counterclaim or abatement whatsoever, except as in this Lease is otherwise specifically provided. Accordingly, if, at any time during the term of this Lease, under the laws of the State in which the Demised Premises are located or a political subdivision thereof, a tax or excise solely on rents or other tax, however described, payable solely with respect to real property and/or the rents from real property or any part thereof, is levied or assessed by said State or political subdivision thereof against the Landlord and/or on the Demised Premises and/or on the rent or any part thereof, in addition to or as a substitute in whole or in part for taxes presently assessed or imposed by said State or any of its political subdivisions, on the Demised Premises or on any part thereof, Tenant covenants and agrees that promptly following its receipt from Landlord of the statement from such taxing authority, it shall pay and discharge all such taxes or excises on rents or any other such taxes or excises on rents (to the extent that such taxes or excises on rents would be payable if the Landlord had no income other than that derived from the Demised Premises) before any fine, penalty, interest or cost may be added thereto for the non-payment thereof.

      Section 5.4 If, during the term of this Lease, Tenant shall fail to pay any installment of annual net rent to Landlord within ten (10) days following the date that the same is due and payable, such unpaid installment of annual net rent shall bear interest at the rate of twelve (12%) percent per annum from the date that it was due to the date that it is paid to Landlord.

      Section 5.5 The Commencement Date of this Lease and the date that Tenant shall become obligated to pay annual net rent shall be the first day of the calendar month immediately following the date the Building is suitable for occupancy by Tenant as a result of the substantial completion by Landlord of all construction required by the Plans and Specifications. The Commencement Date shall not be extended as a result of any unfinished work or installations which are not the Landlord's responsibility hereunder . As soon as practicable following the parties ascertainment of said date, the parties shall enter into a lease modification agreement setting forth the Commencement Date and the amounts of the annual net rent payable throughout the term of this Lease as calculated in accordance with Schedule C.

      Section 5.6 The amount of the Net Rent payable by Tenant to Landlord in accordance with Schedule C is specifically contingent upon Landlord obtaining from Tenant construction and permanent mortgage financing in an amount not less than 90% of the "total project costs" defined in Section 5.1 above at an annual interest rate of seven percent (7%) fixed for a 25 year term without points, as described in the commitment letter attached hereto as Schedule D. In the event that the Tenant, as lender, does not provide such financing, the Net Rent payable hereunder shall be adjusted in accordance with Schedule C to reflect the interest rate differential and Tenant shall be responsible to reimburse Landlord, at the time of Landlord's mortgage closing, for the incremental additional costs incurred by Landlord attributable to the increased costs of obtaining alternative financing, provided said additional costs are reasonable and customary and provided that in the event Landlord obtains alternate financing at an interest rate above 9% per annum, the adjustment in the Net Rent payable by Tenant shall be based upon a maximum alternate rate of 9% per annum.

                                    ARTICLE 6

                       PAYMENT OF TAXES, ASSESSMENTS, ETC.

      Section 6.1 Tenant covenants and agrees to pay, before any fine, penalty, interest or cost may be added thereto for the non-payment thereof, all real estate taxes, assessments, water rates and sewer rents, and all other governmental charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind and nature whatsoever, including but not limited to assessments for public improvements or benefits (all of which taxes, assessments, water rates and sewer rents and other governmental charges are hereinafter referred to as "impositions"), that are assessed, levied, confirmed, and/or imposed, and/or that become a lien upon or become payable in respect of the Demised Premises or any part thereof, including without limitation all lawful charges made by any public or quasi-public authority by reason of any use by Tenant, or any one occupying any part of the Demised Premises, or any undertenant, during the term of this Lease. If by law any such imposition is payable, or may at the option of the taxpayer be paid, in installments, then Tenant may pay the same in installments as the same respectively become due and before any fine, penalty, interest or cost may be added thereto for the non-payment thereof; provided, however, that, if Landlord so requests, Tenant shall pay to Landlord the full amount of each of such impositions in twelve (12) equal monthly installments in advance; said payments to be made, upon direction from Landlord, on the same dates that the annual net rent reserved hereunder is due and payable and to be predicated upon the last issued tax bill, so that, upon the expiration of each one (1) year period, Landlord shall have in its possession funds sufficient to pay all such impositions. Landlord agrees that it shall exercise its right to require Tenant to pay such impositions in monthly installments only in the event that and for so long as the first mortgagee of the Demised Premises shall require Landlord to pay the same to it in monthly installments. Any interest payable thereon by such first mortgagee shall belong to Tenant.

      Section 6.2 Any imposition relating to a fiscal period of the taxing authority, a part of which period is included within the term of this Lease and a part of which is included in a period of time prior to the Commencement Date or after the expiration of this Lease, whether or not such imposition shall be assessed, levied, confirmed, imposed or become a lien upon the Demised Premises, or shall become payable during the term of this Lease, shall be adjusted and prorated as between Landlord and Tenant, so that Landlord shall pay that portion of such imposition for that part of such fiscal period included in the period of time prior to the Commencement Date and after the expiration of this Lease and Tenant shall pay that portion of such imposition for that portion of such fiscal period included within the term of this Lease. It being understood, however, that, with respect to any imposition for public improvements or benefits which by law is payable, or at the option of the taxpayer may be paid, in installments, Landlord shall pay the installments thereof that become due and payable prior to the Commencement Date and subsequent to the expiration of this Lease, and Tenant shall pay those installments that become due and payable during the term of this Lease, all without any apportionment of such imposition.

      Section 6.3 Except as specifically provided in Section 5.3 of Article 5 of this Lease, nothing in this Lease contained shall require Tenant to pay any income, franchise, corporation, revenue, excise, gift, rent, estate, inheritance, succession, capital levy or transfer tax of the Landlord.

      Section 6.4 Tenant covenants to furnish to the Landlord original receipts of the appropriate taxing authority, or photostatic copies or duplicate originals, or other appropriate written evidence thereof, evidencing payment, before any fine, penalty, interest, or cost may be added thereto for the non-payment thereof, of all impositions herein provided to be borne or paid by Tenant. Tenant agrees to furnish said receipts to

Landlord within thirty (30) days after the payment of said impositions and also to furnish copies thereof once each year either to Landlord or to such persons as Landlord may designate, including, without limitation, any fee mortgagee.

      Section 6.5 Tenant may pay any such imposition under protest, and, at its own cost and expense, may take such action as it may elect to procure a refund of all or any part of such imposition so paid, and such action may be taken, filed, instituted and prosecuted in the name of Tenant and/or Landlord, or both, but at Tenant's own expense and free of all costs and expense to Landlord. In the event that Tenant, as a result of any such action, shall recover any sums in the name of Landlord, such sums shall belong to Tenant.

      Section 6.6 Tenant shall not be required to pay, discharge or remove any such imposition or the lien upon the Demised Premises resultant therefrom so long as it shall proceed to contest the validity or amount thereof by appropriate legal proceedings, provided that (a) Tenant, before such imposition shall become delinquent, (i) shall give notice to Landlord of the intention of Tenant to contest the same, such notice to specify the amount to be contested, and, (b) such contest and the legal proceedings thereon shall operate to prevent the happening of all of the following: (i) the collection of the imposition so contested; (ii) the sale or forfeiture of the Demised Premises or any part thereof to satisfy the imposition so contested; (iii) the appointment of a receiver because of the non-payment of the imposition so contested; (iv) any default for non-payment of such imposition under any mortgage on the Demised Premises. While such legal proceedings are pending and Tenant is not in default with respect to any of the deposits provided for in this Section 6, Landlord shall not have the right to pay, remove or discharge the imposition so contested. Tenant, in making the deposits in this Section 6 provided for, shall be entitled to credit for any sums on deposit with the applicable authorities on account of the imposition so contested, provided that such sums have been deposited under conditions that will insure that such sums will be applied toward the payment of such imposition. If the amount at any time on deposit as above, on account of any imposition so contested, shall be less than 125% of such unpaid imposition, together with the penalties, interest and other charges accrued thereon, Tenant, upon demand of Landlord, shall deposit additional cash in the amount of such deficiency. Tenant shall have the right to cause the funds so deposited, or any part thereof, to be deposited with or paid to the applicable authorities on account of any such imposition or to be deposited as security for any bond required in order to enable Tenant legally to prosecute such contest. If Tenant, after making such deposit, shall fail to continue to contest the unpaid portion of such imposition by appropriate legal proceedings and, as a result of such failure, Tenant thereby makes possible (a) the collection thereof, or (b) the sale or forfeiture of the Demised Premises, or any part thereof, to satisfy the same, or (c) the appointment of a receiver because of the non-payment thereof, or (d) a default, for non-payment of such imposition, under any mortgage on the Demised Premises, then, in any of such events, Landlord may cause such deposit to be applied to the payment of such imposition, together with accrued penalties, interest and other charges, in such manner and at such time as Landlord shall determine. If the sums deposited pursuant to this Section 6 shall be insufficient to pay the full amount of the imposition, together with penalties, interest and other charges, Landlord may pay the deficiency, and the amount of such payment, with interest thereon at the rate of 12% per annum, shall be and constitute additional rent hereunder due from Tenant to Landlord at the next rental payment day following such payment. Upon the payment in full of the amount finally determined to be due and payable, including interest, penalties and other charges, with respect to any imposition contested as provided in this Section 6, any balance of the funds deposited under this Section 6 as a condition to the right to prosecute such contest and not utilized in effecting such payment (together with accrued interest) shall be paid to Tenant.

      Section 6.7 Tenant shall be entitled to any refund of any such imposition and all penalties, interest and other charges thereon which have been paid by Tenant or which shall have been paid by Landlord and for which the Landlord has been fully reimbursed, but no interest, penalty or other charge shall be payable by Landlord to Tenant for or in respect to any such amount, unless Landlord shall have received the same from the authority in question.

      Section 6.8 A certificate, advice or bill of the appropriate official designated by law to make or issue the same or to receive payment of any such imposition, reciting the non-payment of any such imposition, shall be prima facie evidence that such imposition was due and unpaid at the time of the making or issuance of such certificate, advice or bill.

      Section 6.9 Tenant may, if it shall so desire, endeavor at any time or times to obtain a lowering of the assessed valuation on the Demised Premises for any tax year during the term of this Lease for the purpose of reducing taxes thereon, and, in such event, Landlord will, at the request of the Tenant and without expense to the Landlord, cooperate with Tenant in effecting such a reduction. Tenant shall be authorized to collect any tax refund relating to any period during the Lease term payable as a result of any proceeding which Tenant may institute for that purpose and any such tax refund shall be the property of the Tenant to the extent to which it may be based on a payment made by Tenant, subject, however, to an apportionment between the Landlord and the Tenant with respect to taxes paid in the year in which the term of this Lease ends, after reducing from such refund the cost and expenses, including attorneys' fees, incurred in connection with obtaining such refund.

                                    ARTICLE 7

                                    INSURANCE

      Section 7.1 Tenant shall, at its sole cost and expense, keep the Demised Premises insured for the benefit of Landlord, Tenant, and any fee mortgagee thereof, to the full insurable value of all improvements which at any time comprise a part of the Demised Premises. The policies or certificates of insurance to be obtained by Tenant shall be (a) fire insurance with full extended coverage, which policies may, at Tenant's option (i) contain an 80% or 90% co-insurance clause and (ii) be furnished under a blanket policy, and (b) insurance against such other risks of a similar or dissimilar nature (including, but not limited to, coverage for vandalism and malicious mischief), as are or shall be customarily covered with respect to improvements similar in construction and general location and use to the improvements then comprising a part of the Demised Premises. All such insurance coverage shall contain a "replacement cost endorsement" satisfactory to Landlord's first mortgagee.

      Section 7.2 Tenant shall also, at its sole cost and expense, but for the mutual benefit of Landlord, and Tenant, maintain comprehensive general public liability insurance, under a blanket policy if Tenant so elects, against claims for personal injury, death and property damage occurring upon, in or about the Demised Premises (including coverage for elevators, if any, located on the Demised Premises), all driveways, roads, passageways, streets, sidewalks, curbs and vaults, if any, appurtenant thereto or constituting a part thereof, to afford customary protection of not less than $1,000,000 with respect to injury or death to a single person, of not less than $3,000,000 with respect to injury or death in any one accident and of not less than $500,000 with respect to property damage.

      Section 7.3 Tenant agrees to deposit with Landlord, prior to the Commencement Date, originals or duplicate originals of all of the insurance policies or certificates providing all of the aforesaid insurance coverage. Replacement policies or certificates shall be deposited as aforesaid prior to the expiration dates of the policies which they replace and shall provide the same coverage, except when otherwise directed by Landlord. Each hazard insurance policy shall include a mortgagee endorsement in favor of and in a form acceptable to Landlord's first mortgagee, and each liability insurance policy shall name Landlord's first mortgagee as an additional insured.

      Section  7.4 All  policies or  certificates  of  insurance  referred to in
Section 7.1 of this Article shall provide that the proceeds thereof shall be payable to Tenant, Landlord, and any mortgagees of the fee or leasehold as their respective interests may appear and shall further provide that they will not be canceled for any reason whatsoever without first providing Landlord and any mortgagees of the fee with at least thirty (30) days written notice of such intended cancellation. All such policies or certificates of insurance shall, to the extent obtainable, provide that any loss shall be payable to Landlord, and all fee mortgagees, notwithstanding any act or negligence of Tenant which might otherwise result in a forfeiture of said insurance.

      Section 7.5 Notwithstanding any other provision of this Article 7, all policies of insurance shall be satisfactory to all reasonable requirements of Landlord's mortgagee and shall name the Landlord as a named insured thereon. All policies or certificates of insurance shall be written with companies rated "A" or better with a size rating of "V" or larger by A. M. Best Company in its most recent publication of ratings, and duly authorized to provide such insurance in the State of Connecticut. Such policies or certificates shall be delivered to Landlord endorsed "Premium Paid" by the company or agency issuing the same, or accompanied by other evidence reasonably satisfactory to the Landlord that the premiums thereon (a) have been paid or (b) are not then delinquent, if such premiums are, by agreement with the company or agent issuing the same, paid retrospectively; all replacement policies or certificates shall be so delivered not less than fifteen (15) days prior to the cancellation or termination of any then current policy or certificate.

      Section 7.6 It is the intention of the parties that Tenant shall take out, maintain in force at all times, pay for and deliver to Landlord all of the policies or certificates of insurance hereinabove referred to at such times and in such manner so that Landlord shall at all times during the term of this Lease be in possession of policies or certificates that are in full force and effect.

      Section 7.7 Tenant also covenants and agrees to pay and to provide for the benefit of Landlord and Landlord's mortgagee such other insurance policies or insurance coverage as the Tenant, in its capacity as Landlord's mortgagee may require.

                                    ARTICLE 8

                 LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS

      Section 8.1 Tenant covenants and agrees that, if it shall at any time fail to pay any tax or excise on rents or other tax as defined and provided for in this Lease, or fail to pay any imposition pursuant to the provisions of Article 6 above, or fail to take-out, pay for, carry, maintain, or deliver to Landlord any of the insurance policies or certificates provided for in Article 7 above, or fail to make any other payment or perform any other act on its part to be paid or performed as in this Lease is provided, Landlord may, but shall not be obligated so to do, without waiving or releasing Tenant from any obligation of Tenant in this Lease contained, pay any such tax or excise on rents or imposition, effect any such insurance coverage and pay premiums therefor, or make any other payment or perform any other act on the part of Tenant to be paid or performed as is in this Lease provided, in such manner and to such extent as Landlord may deem desirable. Any and all obligations, costs and expenses incurred by Landlord in making any such payment or performing any such act, together with interest thereon at the rate of twelve percent (12%) per annum from the date on which the same were paid, shall be deemed additional rent hereunder and, except as is otherwise in this Lease expressly provided, shall be payable to Landlord on demand or, at the option of Landlord, may be added to any rent then due or thereafter becoming due under this Lease, and Tenant covenants to pay any such sum or sums with interest as aforesaid and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of the default by Tenant in the payment of annual net rent due hereunder.

      Notwithstanding anything contained above, Landlord shall not pay any such tax or excise on rents or imposition, effect any such insurance
coverage  and   pay  premiums   therefor,  or   make   any   other   payment  or
perform any other act on the part of Tenant to be paid or performed as is in this Lease provided, until such time as Landlord shall have provided Tenant with written notice of Tenant's default and Tenant shall fail to cure the same within thirty (30) days thereafter, provided that, in the case of a non-monetary default which cannot with due diligence be cured within a thirty
(30) day period, the time of Tenant within which to cure the same shall be extended for such period as may be necessary to complete the same with all due diligence.

                                    ARTICLE 9

                             REPAIRS AND MAINTENANCE

      Section 9.1 Landlord shall assign to Tenant on the Commencement Date each and every warranty which Landlord has received from any party who was in any way responsible for the construction of any and all improvements constructed in accordance with the provisions of this Lease.

      Section 9.2 Tenant covenants throughout the entire term of this Lease, and at its sole cost and expense, to take good care of the Demised Premises, and to keep the same in good order and condition, except only for reasonable wear and tear incident to the use of the Demised Premises for the purposes permitted by this Lease; and Tenant further covenants, subject to said exception, with reasonable promptness at Tenant's own cost and expense, to make all necessary repairs, interior and exterior, structural and non-structural, latent or patent, ordinary as well as extraordinary, foreseen as well as unforeseen, in and to said Demised Premises. Tenant's obligation to make any such repairs as a result of a casualty loss at the Demised Premises shall be subject to all of the terms and provisions set forth in Article 18 hereof. When used in this Article, the term "repairs" shall include replacements or renewals when necessary, and all such repairs made by Tenant shall, to the extent reasonably feasible, be equal, or at Tenant's option, better, in quality and class to the original work. Tenant shall keep and maintain the building and all portions of the Demised Premises in a clean and orderly condition, free of accumulated dirt and rubbish, and shall keep all driveways, , passageways, sidewalks, and curbs, if any, located within the boundaries of the Demised Premises, free from snow and ice.

      Notwithstanding anything set forth in this Article above, in the event that any structural component of the Building requires replacement at any time when less than five (5) full years remain on the term of this Lease, as the same may be extended by agreement of the parties, then in such event, the cost of such replacement shall be borne by the Tenant; provided, however, that Tenant shall not be obligated to expend more than Two Hundred Fifty Thousand Dollars ($250,000.00) for the replacement of any such structural components of the Building, in the aggregate, over said five (5) year period. As used herein, the term "replacement" shall not mean and include repairs, regardless of the nature of such repairs but shall be solely limited to a situation where a complete replacement of such structural component of the Building is required.

                                   ARTICLE 10

                    COMPLIANCE WITH ORDERS, ORDINANCES, ETC.

      Section 10.1 Tenant covenants, throughout the entire term of this Lease and at its sole cost and expense, promptly to comply with all present and future laws and ordinances and the orders, rules, regulations and requirements of all federal, state and municipal governments or other governmental or quasi-governmental authorities having or asserting jurisdiction over the Demised Premises and the appropriate departments, commissions, boards and officers thereof, foreseen or unforeseen, ordinary as well as extraordinary, and whether or not the same require structural repairs or alterations, which may be applicable to the Demised Premises, any part thereof, or the use or manner of use of the Demised Premises. Tenant will likewise observe and comply with the requirements of all policies of public liability, fire and all other insurance which are at any time in force with respect to the Demised Premises.

      Section 10.2 It is the understanding and agreement of Landlord and Tenant that this is an absolutely net lease and that Tenant throughout the term of this Lease shall have and hereby assumes, except as otherwise expressly provided in this Lease, all duties and obligations with relation to the Demised Premises and the use, maintenance and operation thereof, whether such duties and obligations would otherwise be construed to be those of Landlord or Tenant, so that, no matter from what source arising, if anything shall be ordered or required to be done or omitted to be done in, at, upon or about the Demised Premises, during the term of this Lease, all of the same shall be done and complied with by Tenant, at the sole cost and expense of Tenant, without any expense, liability or obligation whatsoever to or upon Landlord. Notwithstanding the foregoing, in no event shall Tenant be responsible for payment of the legal or accounting fees of Landlord during the term of this Lease unless otherwise expressly authorized hereunder.

      Section 10.3 Tenant shall have the right to contest, by appropriate legal proceedings, without cost or expense to Landlord, the validity of any law, ordinance, order, rule, regulation or requirement of the nature referred to in this Article 10 and, if compliance with any such law, ordinance, order, rule, regulation or requirement may legally be held in abeyance without subjecting Landlord to any liability of whatsoever nature for failure to comply therewith, which liability is not otherwise assumed by Tenant at no cost or expense to Landlord, Tenant may postpone compliance therewith until the final determination of such proceedings, provided that all such proceedings shall be prosecuted with all due diligence and dispatch. Any such action may be taken, filed, instituted and prosecuted in the name of Tenant and, if so required, in the name of Landlord, but at the sole cost and expense of Tenant.


                                   ARTICLE 11

               CHANGES AND ALTERATIONS BY TENANT/EXPANSION RIGHTS

      Section 11.1 Subject to the provisions of this Article 11, Tenant shall have the right at any time and from time to time during the entire term of this Lease, to make or permit to be made such changes, alterations and additions to the Demised Premises, as Tenant shall deem necessary or desirable. All such changes, alterations and additions to the Building, shall in all cases be made subject to the following conditions, which Tenant covenants to fully perform and observe:

            (1) No change, alteration, addition or new construction shall be undertaken unless and until: (a) Tenant shall have provided Landlord with written notice thereof; and (b) Tenant shall have procured and paid for any and all permits and authorizations of all federal, state, local and municipal departments or other governmental or quasi-governmental authorities having jurisdiction, and Landlord agrees to join in the application for such permits or authorizations whenever such action is necessary.

            (2) No structural change or new construction of any kind shall be undertaken, nor shall any change or alteration or related group of changes or alterations involving an estimated cost of more than $25,000 be undertaken, until suitable plans and specifications have first been submitted to and approved in writing by Landlord, which approval Landlord agrees not unreasonably to withhold, delay or defer.

            (3) All changes, alterations, additions and new construction, when completed, shall be of such a character as not to reduce or otherwise adversely affect the value of the Building, building equipment and other improvements comprising parts of the Demised Premises immediately prior to any such work, nor to reduce the cubic content of said Building nor to diminish the general utility of the Building or the appurtenances thereto, nor to adversely affect the value of the Demised Premises as a whole.

            (4) All work done in connection with any change, alteration, addition or new construction shall be done promptly and in a good and workmanlike manner and in compliance with all building and zoning laws and with all laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments and the appropriate departments, commissions, boards and officers thereof. All such work shall be prosecuted and completed with due diligence and dispatch. It is understood and agreed that, as used in this Article, the term "changes and alterations" shall not be construed to mean repairs and upkeep required as the result of normal wear and tear.

            (5) On the termination of this Lease, all improvements and additions which Tenant may have made to the Building comprising a part of the Demised Premises as well as any new improvements of any kind and nature whatsoever which Tenant may hereafter cause to be erected, constructed, added, or installed in, at, or upon any part of the land portion of the Demised Premises, shall become the sole and absolute property of Landlord.

                                   ARTICLE 12

                                MECHANICS' LIENS

      Section 12.1 Tenant shall not suffer or permit any mechanics' liens, materialman's liens or other liens to be filed against the Demised Premises or any part thereof by reason of work, labor or services performed or materials supplied or claimed to have been performed or supplied, whether prior or subsequent to the date of this Lease, for Tenant or any one holding the Demised Premises or any part thereof for, through or under Tenant. If any such lien shall at any time be filed against the Demised Premises, Tenant shall cause the same to be discharged of record within thirty (30) days after the date of receipt of notice by Tenant of the filing of the same. Landlord agrees that, should it receive notice of the aforesaid filing, it will thereupon send a notice to Tenant, whereupon the aforesaid thirty (30) days period shall begin to run; provided, however, that, if Tenant shall receive prior actual notice of the aforesaid filing, whether official or not, then the thirty (30) day period shall commence to run upon the receipt of such prior actual notice. If Tenant shall fail to discharge such mechanic's lien or other lien within such period, then, in addition to any other right or remedy of Landlord, the Landlord may, but shall not be obligated to, discharge the same by paying the amount claimed to be due without inquiry into the validity of the same. Any amount paid by Landlord in procuring the discharge of such lien and all of Landlord's necessary disbursements, including attorneys' fees, in connection therewith, with interest thereon at the rate of 12% per annum from the date of payment, shall be repaid by Tenant to Landlord on demand and, if unpaid, may be treated as additional rent as provided in Article 8 above.

      Section 12.2 Tenant, however, shall have the right to contest any such lien or liens, provided that, within thirty (30) days after any sending of notice by Landlord as aforesaid or receipt of actual notice that the lien has attached to the Demised Premises, whichever shall sooner occur, Tenant shall give notice to Landlord of its intention to so contest the same, such notice to specify the amount of the lien or liens to be contested, and provided that, at the time of the giving of such notice, Tenant shall deposit with Landlord in an interest bearing account, a sum equal to 125% of the amount of the lien or liens to be contested, and provided further that Tenant shall proceed to contest the validity or amount of such lien or liens by appropriate legal proceedings. While such legal proceedings are pending and Tenant is not in default with respect to any of the deposits provided for in this Section 12.2, Landlord shall not pay, remove or discharge any such lien so contested. If Tenant, after making such deposit, shall fail to contest the validity or amount of any such lien by appropriate legal proceedings which shall operate effectively to remove such lien from the Demised Premises, Landlord shall apply such deposit to the payment of such lien, all accrued interest, and any and all other charges in connection therewith, in such manner and at such time as Landlord shall determine, and the balance, (with accrued interest) if any, shall be paid to Tenant. If the sums deposited with Landlord pursuant to this Section 12.2 shall be insufficient to pay such lien or liens and accrued interest, with all other charges incurred in connection therewith or related thereto, Landlord may, but shall not be obligated to, pay the same. Any amount so paid by Landlord with interest thereon at the rate of 12% per annum from the date of such payment shall be repaid by Tenant to Landlord on demand and if unpaid may be treated as additional rent as provided in Article 8 above.


                                   ARTICLE 13

                                      WASTE

      Section 13.1 Tenant covenants and agrees not to do or suffer any waste, damage, disfigurement or injury to the Demised Premises or any part thereof or permit or suffer any overloading of floors.


                                   ARTICLE 14

                    INSPECTION OF PREMISES BY LANDLORD, ETC.

      Section 14.1 Tenant agrees to permit Landlord and the authorized representatives of Landlord to enter the Demised Premises at all times during usual business hours for the purpose of inspecting the same. Tenant also agrees to permit Landlord and the authorized representatives of Landlord to enter the Demised Premises at all times during usual business hours and at any other time for the purpose of making any repairs or performing any other work on the Demised Premises that, pursuant to the terms of this Lease, Tenant is required but has failed to perform, or that Landlord may deem necessary to prevent waste or deterioration in connection with the Demised Premises, if Tenant has failed to make such repairs, perform such work or take such steps deemed necessary to prevent such waste or deterioration after thirty (30) days advance written notice thereof by Landlord to Tenant. Nothing in this Section 14.1 shall imply any duty upon the part of Landlord to do any such work, and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord may during the progress of any work being performed by it in the Demised Premises, keep and store upon the Demised Premises all necessary materials, tools and equipment. Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damage to Tenant by reason of such inspection, the making of repairs, the performance of any work in the Demised Premises or on account of the bringing of materials, supplies and equipment into or through the Demised Premises during the course thereof, and the obligations of Tenant under this Lease shall not thereby be affected in any manner whatsoever. Landlord shall, however, in the performance of any such work, endeavor to create as little inconvenience, annoyance, disturbance, loss of business, or other damage to Tenant as may reasonably be possible under the circumstances.

      Section 14.2 All of the rights of Landlord set forth in Section 14.1 above shall be subject to reasonable security rules and banking regulations applicable to banking institutions.

      Notwithstanding anything contained in this Article above, except for emergency situations where prior notice is not feasible, Landlord shall provide Tenant with at least twenty-four (24) hours prior notice of Landlord's intent to inspect the Demised Premises.

                                   ARTICLE 15

               ASSIGNMENT, SUBLETTING, MORTGAGING, AND ATTORNMENT

      Section 15.1 Provided no default exists under this Lease, Tenant shall have the right to sublet all or any part of the Demised Premises with the prior written permission of Landlord, which permission shall not be unreasonably withheld, delayed or deferred. Any such subletting, if agreed to by Landlord, shall not in any way relieve Tenant of its responsibilities hereunder, including the payment of annual net rent, impositions and additional rent.

      Section 15.2 Should Landlord consent to any such sublease, Landlord agrees that, upon request by Tenant, it will enter into an agreement with any sublessee of Tenant who has agreed to pay a rent to Tenant which, when coupled with other rents to be paid by Tenant for space still occupied by it and other rents to be received by Tenant from its subleesees, will be at least equal to the rent required to be paid by Tenant to Landlord in accordance with the provisions of this Lease, which agreement shall provide that Landlord shall give any such sublessee duplicate notice of default by Tenant under the terms of this Lease and any such sublessee shall thereafter and within the time prescribed for curing of defaults by Tenant hereunder, have the same rights as Tenant to cure any such default.

      Section 15.3 Provided no default exists under this Lease, the entire interest and only the entire interest of Tenant herein (including all options accorded to Tenant) may at any time be assigned or transferred by Tenant with the prior written consent of the Landlord, which consent shall not be unreasonably withheld, delayed or deferred. Any such assignment or transfer, if agreed to by Landlord, shall not in any way relieve Tenant of its responsibilities hereunder, including the payment of annual net rent, impositions and additional rent.

      Section 15.4 Provided no default exists under this Lease, the interest of Tenant herein may at any time be assigned or transferred by Tenant and Tenant may sublet the whole or any part of the Demised Premises, on one or more occasions, to "wholly-owned subsidiaries" or "affiliates" of Tenant or to any "successor entity" of Tenant, without the prior written consent of Landlord. For purposes of this Section a "wholly-owned subsidiary" of Tenant shall mean any corporation all of whose outstanding voting stock shall at the time be owned, directly or indirectly, by Tenant, by one or more of its wholly-owned subsidiaries or by a majority of Tenant's then shareholders. An "affiliate" of Tenant shall mean any entity which directly or indirectly controls or is controlled by or is under common control with Tenant and a "successor entity" shall mean (i) an entity into which or with which Tenant, its successors or assigns, is merged or consolidated, in accordance with any applicable statutory provisions for the merger or consolidation of entities, provided that, by operation of law or by effective provisions contained in the instruments of merger or consolidation, the liabilities of the entities participating in such merger or consolidation are assumed by the entity surviving such merger or consolidation or (ii) an entity acquiring this Lease, the good will and all or substantially all of the other property and assets of Tenant, its successors or assigns, and assuming all or substantially all of the liabilities of Tenant, its successors and assigns, or
(iii) any successor to a successor entity becoming such by either of the methods described in clauses (i) and (ii); provided that, immediately after giving effect to any such merger or consolidation, or such acquisition and assumption, as the case may be, the entity surviving such merger or created by such consolidation or acquiring such assets and assuming such liabilities, as the case may be, shall have assets, capitalization and a net worth, as determined in accordance with generally accepted accounting principles, at least equal to the assets, capitalization and net worth, similarly determined, of Tenant on the commencement date of this Lease or of Tenant, its successors or assigns, immediately prior to such merger or consolidation or such acquisition and assumption, as the case may be, whichever is the greater. The acquisition by Tenant, its successor or assigns, of all or substantially all of the assets, together with the assumption of all or substantially all of the obligations and liabilities, of any entity, shall be deemed to be a merger of such entity into Tenant for purposes of this Section.

      Section 15.5 If the fee estate of the Demised Premises is or shall hereafter be mortgaged, and if Tenant shall be notified in writing of any such mortgage and of the name of the mortgagee and an address in the United States to which notices for such mortgagee may be sent or delivered, then, so long as such mortgage shall remain unreleased of record, whenever notice of default is required by this Lease to be given to Landlord, notice of Landlord's default in the performance of any of the terms of this Lease of the same kind and in the same manner and for the same length of time as is hereby required to be given to Landlord shall also be given to such mortgagee; and such mortgagee shall have the right (without being required so to do and without thereby assuming any of the terms of this Lease) to cure such default within the same time and in the same manner and with the same effect as Landlord might cure the same. This Lease shall not terminate or be terminable by Tenant by reason of the foreclosure of any mortgage permitted by the terms of this Lease. Tenant agrees, without further instruments of attornment in each case, to attorn to any mortgagee or purchaser at a foreclosure sale who comes into possession of the Demised Premises as the result of the foreclosure of a mortgage permitted under the terms of this Lease, as the case may be, and to waive the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right of election to terminate this Lease or to surrender possession of the Demised Premises in the event that a mortgage permitted under the terms of this Lease is foreclosed, and Tenant agrees that, until and unless such permitted mortgagee, shall elect to terminate this Lease as a result of a default on the part of Tenant (which, pursuant to the terms of this Lease, would entitle Landlord to terminate this Lease) this Lease shall not be affected in any way whatsoever by any such termination or proceeding. The word "mortgagee" as used in this provision shall include a trustee under a trust deed in the nature of a mortgage, and the word "mortgage" as used in this provision shall include a trust deed in the nature of a mortgage, but shall only include a first mortgage.


                                   ARTICLE 16

                     PUBLIC UTILITY CHARGES AND CONNECTIONS

      Section 16.1 Tenant shall promptly pay or cause to be paid when due all charges for gas, electricity, light, heat, power, water, sewerage and/or other public utility and telephone or other communication service used, rendered or supplied for, at, upon or in connection with the Demised Premises throughout the entire term of this Lease and Tenant agrees to indemnify and does hereby indemnify and save Landlord harmless against any liability or damages on such account. Tenant shall also, at its sole cost and expense, procure any and all necessary permits, licenses and other authorizations required for the lawful and proper installation and maintenance in, on, at, over or across the Demised Premises of wires, pipes, conduits, tubes and other equipment and appliances for use in supplying any such service to, for, upon or in connection with the Demised Premises. If at any time so requested by a duly authorized public utility, and provided the same does not unreasonably or substantially diminish or impair the use or value of the Demised Premises nor unreasonably impair its appearance, Landlord agrees during the term of this Lease to join in the execution of an easement for the purpose of providing additional utilities for said Demised Premises.


                                   ARTICLE 17

                    INDEMNIFICATION AND CONDITION OF PREMISES

      Section 17.1 Tenant agrees to indemnify and save harmless and does hereby indemnify and save harmless the Landlord, and the holder of any fee first mortgage on the Demised Premises, against and from any and all claims by or on behalf of any person or persons, firm or firms, corporation or corporations, and against and from any and all liability, loss and damage, and all reasonable costs and expenses thereof, arising from any work or other thing what-so-ever done or occurring in or about the Demised Premises or the buildings thereof, and Tenant further agrees to indemnify and save harmless, and does hereby indemnify and save harmless the Landlord against and from any and all claims arising during the term of this Lease from any condition of any of the buildings, other structures, sidewalks, streets, driveways or parking areas or facilities situated on the Demised Premises, or arising from any use of the Demised Premises, or arising from any breach, violation or default in respect of any of the provisions of this Lease on the part of Tenant to be performed, or arising from any violation of any laws or ordinances on the part of Tenant, its agents, servants and/or employees, or arising from any act or omission of Tenant or of any of its agents, contractors, servants, employees or licensees, or arising from any accident, injury or damage of any kind whatsoever, occurring in any manner whatsoever, in, at, upon, under or about the Demised Premises or any part or aspect thereof or the sidewalks, streets, driveways or parking areas or facilities situated on the Demised Premises, and from and against all costs, reasonable counsel fees, expenses and liabilities incurred in connection with any claim, action or proceeding brought or predicated thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant covenants to resist or defend such action or proceeding by counsel reasonably satisfactory to the Landlord at Tenant's sole cost and expense. Nothing contained herein shall be so construed as to exculpate Landlord or any other indemnified party from liability for any gross negligence or willful misconduct committed by Landlord or its agents, servants, contractors, invitees or employees. Each party hereby waives any claim against the other for consequential damages, to the extent permitted by law, and claims covered by applicable insurance.

      Section 17.2 Landlord agrees to indemnify and save harmless and does hereby indemnify and save harmless the Tenant against and from: (a) any and all claims by or on behalf of any person or persons, firm or firms, corporation or corporations, and against and from any and all liability, loss and damage, and all costs and expenses thereof, arising from the breach by Landlord of any warranty or covenant herein contained or any work or other thing what-so-ever done or occurring in or about the Demised Premises or the buildings thereof as a result of the gross negligence or willful misconduct of Landlord or its agents, servants, contractors, invitees or employees in or about the Demised Premises; and (b) any claim of damage, injury, or loss arising from any breach, violation or default in respect of any of the provisions of this Lease on the part of Landlord to be performed.

                                   ARTICLE 18

                       REPAIR, RESTORATION AND REBUILDING

      Section 18.1 Subject to all of the conditions and provisions hereinafter set forth, Tenant covenants and agrees that, in the event of damage to or destruction of the Building during the term of this Lease, by fire or other casualty, it will promptly, at its sole cost and expense, repair, restore and rebuild the same as nearly as is practicable and reasonable to the condition it was in immediately prior to such damage or destruction or with such changes or alterations as may be made in conformity with this Lease, such repair, restoration or rebuilding to be completed with reasonable dispatch (subject to delays occasioned by fire, explosions, strike, lockout, act of God, inability to obtain labor or materials, governmental restriction or similar cause beyond the control of Tenant).

      Section 18.2 Except as more specifically provided below to the contrary, in the event the Demised Premises shall be damaged or destroyed by reason of fire or any other cause, the Tenant will immediately notify the Landlord and will repair or rebuild the Building. Such reconstruction and repair shall make the Building at least equal in value to the building existing immediately prior to the occurrence and as nearly similar to it in character as is practicable and reasonable. Except as provided in Article 18.4 below,

Landlord and Tenant will apply and make available the net proceeds of any fire or other casualty insurance, after deduction of any costs or collection, including attorneys fees for repairing or rebuilding as the same progresses. Before beginning repairs or rebuilding or letting any contracts in connection with repairs or rebuilding, Tenant will submit for Landlord's approval, which approval Landlord will not unreasonably withhold or delay, complete and detailed plans and specifications for the repairs or rebuilding of Tenant's work. After receiving Landlord's approval of those plans and specifications, Tenant will begin the repairs or rebuilding and will prosecute the repairs or rebuilding to completion with reasonable diligence, subject, however, to strikes, lockouts, acts of God, embargoes, governmental restrictions and other causes beyond Tenant's control. Tenant will obtain and deliver to Landlord a temporary or final certificate of occupancy before the Demised Premises are reoccupied for any purpose. The repairs or rebuilding will be completed free and clear of mechanics' or other liens and in accordance with the building codes and all applicable laws, ordinances, regulations or orders of the State of Connecticut, the Town of Enfield or other applicable authority affecting the repairs or rebuilding and also in accordance with all requirements of the insurance rating organization, or similar body, and any liability insurance company insuring Landlord against liability for accidents related to the Demised Premises.

      If at any time during the last two (2) years of the term of this Lease, the Building is so damaged by fire or otherwise that the cost of restoration exceeds fifty percent (50%) of the replacement value of the Building (exclusive of foundations) immediately prior to the damage, either Landlord or Tenant may, within thirty (30) days after such damage, give notice of its election to terminate this Lease and this Lease will cease on the tenth (10th) day after the delivery of that notice. Monthly rent will be apportioned and paid to the time of termination. If this Lease is so terminated, Tenant will have no obligation to repair or rebuild and the entire insurance proceeds will be paid over to Landlord. Tenant shall have the right to receive the proceeds of any policy of insurance which may specifically insure Tenant's property. In the event of such termination, except for obligations then accrued, Tenant shall be released from any further liability hereunder.

      Section 18.3 All proceeds of insurance recovered on account of such damage or destruction, except such sums as any fee mortgagee may claim, and the cost, if any, of such recovery, shall be deposited in an interest bearing account with said fee mortgagee if required by such fee mortgagee, otherwise with another depositary satisfactory to all parties having an interest in said insurance proceeds. All such proceeds shall be applied by such depositary to the extent necessary for the payment of the cost of repair, restoration or rebuilding (hereinafter referred to as the "work") and shall be paid out from time to time to the Tenant as such work progresses upon the written request of the Tenant which shall be accompanied by proper affidavits and valid waivers of lien and a certificate of the architect or engineer in charge of the work stating: (a) that the sum requested is justly due to the contractors, subcontractors, materialmen, laborers, engineers, architects or other persons, firms or corporations rendering services or materials for such work, or is justly required to reimburse the Tenant for expenditures made by the Tenant in connection with such work, and, when added to all sums previously paid out by such depositary, does not exceed the value of the work done to the date of such certificate, and (b) that the insurance money remaining in the hands of such depositary, will be sufficient upon the completion of such work to pay for the same in full. The Tenant shall also furnish such depositary at the time of any such payment with evidence reasonably satisfactory to the Landlord and such depositary that there has not been filed with respect to the Demised Premises any mechanic's lien or other lien that has not been discharged of record in respect of any work, labor, services or materials performed, furnished or supplied or claimed to have been performed, furnished or supplied in connection with any such work. Such depositary shall not be required to pay out any insurance money when the Demised Premises shall be encumbered with, or under the law may be encumbered with, any such lien, except to the extent said funds are to be utilized to satisfy such lien. If the insurance money in the hands of such depositary, and such other sum, if any, deposited with the Landlord pursuant to Article 12 above, shall be insufficient to pay the entire cost of such work, the Tenant agrees to pay the deficiency. Upon the completion of the work and payment in full thereof by the Tenant, the Landlord shall turn over to the Tenant, upon submission of proof satisfactory to the Landlord that the work has been paid for in full, the balance of any sums (with accrued interest) deposited with the Landlord by the Tenant pursuant to
Article 12 above and then remaining in the hands of the Landlord. If there shall be a balance of insurance money after the whole cost of the work shall have been defrayed therefrom, then in each such case, all remaining insurance money recovered as a result of such loss shall be delivered to Landlord. If the amount of said insurance money is not sufficient to pay the whole cost of said work, then in such case, the entire amount of any such shortfall shall be paid by and at the sole cost of Tenant. In the event that Tenant shall fail to repair, restore and rebuild the Building in accordance with this Article 18, within a reasonable period of time following such damage or destruction, Landlord, in addition to any other remedy or remedies which it may have, shall have the right to use all sums then on deposit with the depositary mentioned in this Section above, as a fund to defray all costs and expenses which may be incurred by Landlord in fulfilling and performing the obligations of Tenant which are set forth in this Article 18.

      Section 18.4 Landlord shall not be responsible for the collection or non-collection of any insurance money in any event, but only for such insurance money as it may receive as Landlord, and Landlord agrees that, in the event that it shall fail or shall be unable to collect any proceeds of insurance to be held as herein provided, the Tenant shall be and hereby is subrogated to and shall at all times, so long as it is not in default under this Lease, have all of the rights of the Landlord in and to any and all insurance monies, subject to the rights of any fee mortgagee, for the purpose of repairing, restoring or rebuilding the Demised Premises or any portion thereof pursuant to the terms of this Article 18.

      Section 18.5 If the Demised Premises shall be destroyed or damaged in whole or in part by fire or other casualty and any mortgagee(s) shall claim any portion or all of any insurance proceeds payable as a result of said damage or destruction, Landlord agrees to turn over to the depositary mentioned in Section
18.2 of this Article an amount equal to the insurance proceeds claimed and paid over to said mortgagee(s). Such amount(s) shall be payable by Landlord at such time as the payment of said insurance proceeds is made to said mortgagee(s); provided however, (a) in the event that such damage or destruction shall occur at a time when a period of less than five (5) full years remains unexpired on the term of this Lease, and
(b) in the further event that any mortgagee(s), as a result of such damage or destruction, shall claim from such insurance proceeds, a sum or sums of money which total in excess of one million ($1,000,000.00) Dollars, the Landlord, at its option, in lieu of turning over the amount(s) of the insurance proceeds which was claimed and paid over to said mortgagee(s) to the depositary mentioned in 18.3 of this Article, within sixty (60) days following the date that said mortgagee(s) shall make such claim(s) in writing, shall have the right to serve Tenant with written notice of Landlord's election to terminate this Lease, and thereupon this Lease shall cease on the tenth (10th) day after delivery of such notice. Monthly rent will be apportioned and paid by Tenant to the time of such termination. In the event of such termination, except for obligations accrued as of the date of such termination, Tenant shall be released from any further liability hereunder Landlord shall use all commercially-reasonable efforts to negotiate with its fee mortgagee a clause in the mortgage deed permitting the use of insurance proceeds to repair and/or reconstruct the Building.

      Section 18.6 It is specifically understood and agreed that, subject to the provisions of Section 18.4 of this Article 18, notwithstanding the provisions of any applicable statute, Tenant shall not be entitled, unless this Lease is canceled pursuant to said Section 18.4, to any abatement of rent, or of any other sum or sums required to be paid to Landlord pursuant to the terms of this Lease, during the period of time that the Building may remain unfit for occupancy, either totally or partially, as the result of fire or other casualty.

      Section 18.7 Notwithstanding any other provision of this Lease to the contrary but subject to the provisions of Section 18.5 above, Tenant shall not be obligated to repair and/or restore the Building as provided hereunder: (a) if the applicable insurance proceeds are not made available to the Tenant as a result of any action or inaction on the part of the Landlord or any mortgagee; or (b) in the event of a casualty caused by the Landlord which results in the denial of insurance coverage by the insurer of the Building, which denial is upheld by any legal action brought by Landlord or Tenant challenging such coverage denial; or (c) in the event the Landlord's mortgagee shall claim all or any portion of such insurance proceeds and the Landlord shall fail to deposit an equivalent sum with the depository for the repair of the Building as provided in
Section 18.5 above.


                                   ARTICLE 19

                                  CONDEMNATION

      Section 19.1 In the event of either a partial or a total taking of the Demised Premises during the term of this Lease, Landlord shall provide Tenant with prompt written notice thereof For the purpose of this Article, the term "proceedings" shall mean proceedings involving the exercise of the power of eminent domain; the term "net award" shall mean the total monetary award granted in any such proceedings less any reasonable expenses and attorneys' fees of the Landlord and the Tenant in collecting the gross award, which fees and expenses shall in each case be retained by or paid to the Landlord or the Tenant as the case may be.

      Section 19.2 Subject to the provisions of this Article 19 hereinafter contained, in the event of a taking of less than all of the Demised Premises, this Lease shall continue in full force and effect and Tenant shall apply so much of the net award as reasonably may be required (the balance, if any, to go to the Landlord), for the repair, restoration and rebuilding of the Demised Premises, and, subject to the provisions of Section 19.4 of this Article 19, the Tenant shall remain liable for the payment of the annual net rent and all other charges provided for in this Lease. Notwithstanding the foregoing, in the event of a partial taking of the Demised Premises, during the period of repair, restoration or rebuilding of the Building by Tenant pursuant to Section 19.3 below, annual net rent payable by Tenant hereunder shall be reduced during the period of repair, restoration or rebuilding in the same ratio as the portion of the Building taken bears to the total square footage of the Building.

      Section 19.3 Subject to the provisions of Section 19.5 of this Article, if there shall be a partial taking of the Demised Premises, the net award recovered (except such sums as any fee mortgagee(s) may claim and less the cost, if any, of such recovery) shall be deposited in an interest bearing account with said fee mortgagee if required by such fee mortgagee, otherwise with another depositary satisfactory to all parties having an interest in such proceeds. All such proceeds shall be applied by such depositary to the extent necessary to the payment of the cost of repair, restoration or rebuilding (hereinafter referred to as the "work") and shall be paid out from time to time to the Tenant as such work progresses upon the written request of the Tenant, which shall be accompanied by proper affidavits and valid waivers of lien and a certificate of the architect or engineer in charge of the work stating (a) that the sum requested is justly due to the contractors, subcontractors, materialmen,
laborers,  engineers,   architects  or  other  persons,  firms  or  corporations
rendering services or materials for such work, or is justly required to reimburse the Tenant for expenditures made by the Tenant in connection with such work, and, when added to all sums previously paid out by such depositary, does not exceed the value of the work done to the date of such certificate. The Tenant shall also furnish such depositary at the time of any such payment with evidence reasonably satisfactory to the Landlord and such depositary that there has not been filed with respect to the Demised Premises any mechanic's lien or other lien that has not been discharged of record in respect of any work, labor, services or materials performed, furnished or supplied or claimed to have been performed, furnished or supplied in connection with any such work. Such depositary shall not be required to pay out any such money when the Demised Premises shall be encumbered with, or under the law may be encumbered with, any such lien, except to the extent said funds are to be utilized to satisfy such lien. Upon the completion of the work and payment in full thereof by the Tenant, the Landlord shall turn over to the Tenant, upon submission of proof satisfactory to the Landlord that the work has been paid for in full, the balance of any sums (with accrued interest) deposited with the Landlord by the Tenant pursuant to

Article 12 above and then remaining in the hands of the Landlord. If there shall be a balance of condemnation proceeds after the whole cost of the work shall have been defrayed therefrom, then in each such case, all remaining condemnation proceeds so recovered for such partial taking shall be retained by or paid to the Landlord. In the event that Tenant shall fail to repair, restore and rebuild the Building in accordance with 19.2 of this Article 19, within a reasonable period of time following such partial taking, Landlord, in addition to any other remedy or remedies which they may have, shall have the right to use all sums then on deposit with the depositary mentioned in this Section above, and/or on deposit with Landlord pursuant to Article 12, as a fund to defray all costs and expenses which may be incurred by Landlord in fulfilling and performing the obligations of Tenant which are set forth in Section 19.2 of this Article 19.

      Section 19.4 If there shall be a partial taking of the Demised Premises and any mortgagee(s), shall claim any portion or all of the net award payable as a result of such taking, Landlord agree to turn over to the depositary mentioned in Section 19.3 of this Article, an amount equal to the net award so claimed and paid over to such mortgagee(s). Such amount(s) shall be payable by Landlord at such time as payment is made to such mortgagee(s); provided however, in the event that such partial taking shall occur at a time when a period of less than five (5) full years remains unexpired on the Initial Term of this Lease or remains unexpired on any renewal term which Tenant may have theretofore exercised, and in the further event that such mortgagee(s), as a result of such partial taking, shall claim from such net award, a sum of money which totals in excess of one million ($1,000,000.00) Dollars, the Landlord, at its option, in lieu of turning over the amount of the net award which was claimed and paid over to said mortgagee(s) to the depositary mentioned in Section 19.3 of this Article, within sixty (60) days following the date that such mortgagee(s) shall make such claim(s) in writing, shall have the right to serve Tenant with written notice of Landlord's election to terminate this Lease and thereupon this Lease will cease on the tenth (10th) day after delivery of such notice. Monthly rent will be apportioned and paid by Tenant to the time of such termination. In the event of such termination, except for obligations accrued as of the date of such termination, Tenant shall be released from any further liability hereunder. Landlord shall use all commercially-reasonable efforts to negotiate with its fee mortgagee a clause in the mortgage deed permitting the use of condemnation proceeds to reconstruct the Building in the event of a partial taking.

      Section 19.5 If there shall be a total taking of the Demised Premises, or if so much of the Demised Premises shall be taken as to render the land which remains insufficient to restore said Demised Premises substantially to their condition and utility immediately prior to such taking, then in such event this Lease shall upon such taking terminate, and the proceeds of such award shall be paid to Landlord. In the event of such termination, except for obligations then accrued, Tenant shall be released from any further liability hereunder. In the event of such termination, all monthly rental payments shall be prorated as of the date of such termination and Landlord shall refund to Tenant any advance payments by Tenant for the period subsequent thereto.

      Section 19.6 Notwithstanding anything contained in this Article above, Tenant shall have the right to pursue any claim against the condemning authority, such as relocation expenses, etc., which it may have as a result of such taking.

                                   ARTICLE 20

                              DEFAULT AND REMEDIES

      Section 20.1 If, during the term of this Lease, (a) Tenant shall make an assignment for the benefit of creditors, or (b) a voluntary petition be filed by Tenant under any law having for its purpose the adjudication of Tenant as a bankrupt or the extension of the time of payment, composition, adjustment, modification, settlement or satisfaction of the liabilities of Tenant, or the reorganization (other than a reorganization not involving the liabilities of Tenant) or the liquidation of Tenant, or (c) an involuntary petition be filed against Tenant under any law having for it purpose the adjudication of Tenant as a bankrupt or the extension of the time of payment, composition, adjustment, modification, settlement or satisfaction of the liabilities of Tenant, or the reorganization (other than a reorganization not involving the liabilities of Tenant) or liquidation of Tenant and such petition is not dismissed within sixty
(60) days or (d) a permanent receiver be appointed for any of the property of Tenant by reason of the insolvency of Tenant, or (e) a temporary receiver be appointed for any of the property of Tenant by reason of the insolvency of Tenant and such temporary receiver is not discharged or removed within sixty
(60) days, or (f) any governmental authority or any officer thereof, duly authorized (other than as provided in (d) and (e) above), shall take possession of the business or property of Tenant by reason of the insolvency of Tenant, or
(g) Tenant is adjudicated a bankrupt, the occurrence of any such contingency shall be deemed a breach of this Lease and the Landlord, at its option, in addition to any other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the Demised Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant, all without service of notice or resort to legal process and without Landlord, or its representatives, being deemed guilty of trespass or becoming liable for any loss or damages which may be occasioned thereby.

      Section 20.2 If, during the term of this Lease, (a) Tenant shall default in fulfilling any of the covenants of this Lease (other than the covenants for the payment of the annual net rent, additional rent, impositions and other charges payable by Tenant hereunder), or (b) the Demised Premises shall be used for an unlawful business, Landlord may give to Tenant written notice of any such default or of the happening of any contingency in this Section 20.2 referred to, and if, at the expiration of thirty (30) days after the service of such notice, the default or the happening of the contingency upon which said notice was based shall continue to exist or, in the case of a default or contingency that cannot with due diligence be cured within a period of thirty (30) days, if Tenant fails to proceed promptly after the service of such notice and with all due diligence to cure the same (it being intended that, in connection with a default not susceptible of being cured with due diligence within thirty (30) days, the time of Tenant within which to cure the same shall be extended for such period as may be necessary to complete the same with all due diligence), Landlord, at its option, in addition to any other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the Demised Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant, all without service of notice or resort to legal process and without Landlord or its representatives being deemed guilty of trespass, or being liable for any loss or damage which may be occasioned thereby.

      Section 20.3 If Tenant shall default in the payment of the whole or any part of the annual net rent and/or additional rent, impositions or any other charges expressly reserved hereunder, or any part of the same, and such default shall continue for ten (10) days after the date of Tenant's receipt of written notice of same from Landlord, then Landlord, at its option, in addition to any other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the Demised Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of, Tenant, all without service of notice or resort to legal process and without Landlord, or its representatives, being deemed guilty of trespass, or being liable for any loss or damage which may be occasioned thereby. Notwithstanding the foregoing, Landlord shall have no obligation to provide Tenant with written notice of a payment default more than two (2) times within any twelve (12) month period.

      Section 20.4 Should Landlord elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time, without terminating this Lease, make such alterations and repairs as it may deem necessary in order to relet the Demised Premises, and relet the same or any part thereof for such term or terms (which may be for a period extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its discretion may deem advisable; upon each such reletting, all rentals received by Landlord from such reletting shall be applied first, to the payment of any indebtedness other than annual net rent due hereunder from Tenant to Landlord; second, to the payment of any reasonable and necessary costs and expenses of such reletting, including brokerage fees and attorney's fees and of costs of alterations and repairs; third, to the payment of annual net rent due and unpaid hereunder, and the balance, if any, shall be held by Landlord and applied in payment of future annual net rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month shall be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said Demised Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Demised Premises, reasonable attorney's fees, and including the worth (discounted to present worth at 7% per annum) at the time of such termination of the excess, if any, of the amount of annual net rent and additional charges equivalent to annual net rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Demised Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord. In the event of any default on the part of Tenant, Landlord shall use reasonable efforts to mitigate damages.

      Section 20.5 Tenant hereby expressly waives the service of notice of intention to re-enter as may be provided for in any statute and also waives any and all right of redemption and, notwithstanding the generality of the foregoing, any right of redemption in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge. Tenant and Landlord also waive and will waive any and all right to a trial by a jury in any action, proceeding and/or summary proceeding under this Lease. The terms "enter", "re-enter", "entry" or "re-entry", as used in this Lease, are not restricted to their technical legal meaning. Nothing in this Section 20.5 shall be construed to be or deemed to be a waiver of the notice required under this Lease to be given by Landlord to Tenant of any default on the part of Tenant.

      Section 20.6 In case either party shall retain an attorney to enforce the provisions of this Lease, or if suit shall be brought for recovery of possession of the Demised Premises, for the recovery of rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of either party to be kept or performed, the losing party shall pay to the winning party all expenses incurred therefor, including a reasonable attorney's fee.

      Section 20.7 In the event of any default or failure or alleged failure or default to perform any of the terms, covenants, conditions and/or provisions of this Lease by Landlord, on its part to be paid or performed, Tenant covenants and agrees to give Landlord written notice thereof and a thirty (30) day period of time to cure the same prior to Tenant's instituting or commencing any action or proceeding against Landlord to enforce its rights hereunder, and Landlord shall not be considered to be in breach of this Lease until and unless Landlord shall fail to cure such default or failure or alleged failure or default within said thirty (30) day period. In the event that Landlord through no fault or neglect on its part, shall be unable to cure such default within said thirty
(30) day period, such period shall be extended by such additional period of time required to cure defect so long as Landlord commences to cure such default within said thirty (30) day period and shall diligently pursue the same through completion.


                                   ARTICLE 21

                           EFFECT OF INVALID PROVISION

      Section 21.1 If any term or provisions of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, it being the intention and understanding of the parties hereto that each term and provision of this Lease shall be valid and shall be enforced to the fullest extent permitted by law.


                                   ARTICLE 22

                          NOTICES, DEMANDS AND REQUESTS

      Section 22.1 All notices, demands, and requests that may or are required to be given by either party to the other shall be in writing and deemed delivered when actually received;  provided,  however, all notices,  demands and
                                   ------------------
requests by Landlord to Tenant, shall be sent by United States registered mail, return receipt requested, postage prepaid, or by a nationally-recognized overnight courier providing a receipt for delivery, and mailed or delivered to Tenant before the Commencement Date at 660 Enfield Street Enfield, Connecticut 06082 and after the Commencement Date at the address of the Demised Premises "Attention - David O'Connor, President and a duplicate thereof to Jon Saperstein, Esq., Saperstein & Saperstein, 1341 Main Street, 3rd Floor, Springfield, Massachusetts 01103 or at such other place(s) as Tenant may from time to time designate in a written notice to the Landlord. All notices, demands and requests by Tenant to the Landlord shall be sent by United States registered mail, return receipt requested, postage prepaid, or by a nationally-recognized overnight courier providing a receipt for delivery, and mailed or delivered to Landlord at 777 Enfield Street, Enfield, Connecticut, and a duplicate thereof to Attorney John J. Kindl, Pullman & Comley, LLC, 90 State House Square, Hartford, Connecticut 06103. Landlord may change their said addresses, or either of them, for said notices, demands and requests by written notice hereunder to Tenant.


                                   ARTICLE 23

                 PROPER USE OF PREMISES, SURRENDER OF POSSESSION

      Section 23.1 Tenant, in the use and occupation of the Demised Premises, and in the prosecution or conduct of any business therein, covenants and agrees to comply with all requirements of all laws, orders, ordinances, rules and regulations of the federal, state, county and municipal or other governmental or quasi-governmental authorities having jurisdiction over the Demised Premises and with any direction or certificate of occupancy issued pursuant to any law or any public or quasi-public officer or officers.

Tenant covenants that it will not use or permit to be used any part of the Demised Premises for any dangerous, noxious, illegal, immoral or offensive trade or business, and will not cause or maintain any nuisance in, at or on the Demised Premises.

      Section 23.2 Tenant shall, on the termination of this Lease, surrender to Landlord the Demised Premises including all the buildings and structures then situated thereon, together with the fixtures and facilities appurtenant thereto, and together with all alterations, additions, improvements and replacements thereof, in good order, condition and repair, except for reasonable wear and tear and subject to the provisions of Articles 18 and 19 of this Lease; provided that, within a period of fifteen (15) days following the effective date of the termination of this Lease.


                                   ARTICLE 24

                                  ENVIRONMENTAL

      Section 24.1 Tenant, at Tenant's expense shall comply with all laws, rules, orders, ordinances, directions, regulations and requirements of Federal, State and municipal authorities pertaining to Tenant's use of the Demised Premises, including, without limitation, all applicable Federal, State and local laws, regulations or ordinances pertaining to air and water quality, toxic substances or Hazardous Materials (as hereinafter defined), waste disposal, air emissions and other environmental matters, and with any direction of any public officer or officers, pursuant to law, which shall impose any duty upon Landlord or Tenant with respect to the use or occupation of the Demised Premises. Tenant shall indemnify, defend and hold Landlord harmless from any claims, judgments, damages, fines, penalties, or liabilities or losses arising during or after the Lease Term as a result of Tenant's violation of foregoing obligations.

      Section 24.2 As used herein, the term "Hazardous Materials" means any hazardous or toxic substance, material or waste, including, but not limited to, those substances, materials, and wastes listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302) and amendments thereto, or such substances, materials and wastes that are or become regulated under any applicable Federal, State or local law.

      Section 24.3 Notwithstanding any provision of this Article 24 to the contrary, Tenant shall have no obligation hereunder with respect to the remediation or removal of any Hazardous Materials from the Demised Premises which existed at the Demised Premises prior to the date hereof or which environmental professionals determine have migrated onto the Demised Premises from activities occurring on adjoining properties of third parties.

      Section 24.4 To the best of Landlord's knowledge, as of the date hereof, the Demised Premises are not in violation of any local, state or federal law or regulation relating to the use, storage or disposal of Hazardous Materials at the Demised Premises or any other applicable environmental law. Landlord shall indemnify, defend and hold Tenant harmless from any claims, judgments, damages, fines, penalties, or liabilities or losses arising during or after the Lease Term as a result of the existence of Hazardous Materials at the Demised Premises or the violation of any applicable environmental law relating to the Demised Premises to the extent such Hazardous Materials or violations of law existed prior to the effective date of this Lease.

                                   ARTICLE 25

                                 QUIET ENJOYMENT

      Section 25.1 Landlord covenants and agrees that Tenant, upon paying the annual net rent, impositions and additional rent, and all other charges herein provided for, and upon observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, shall lawfully and quietly hold, occupy and enjoy the Demised Premises during the term of this Lease without hindrance or molestation of Landlord, subject, nevertheless, to the terms and conditions of this Lease and subject to such restrictions, easements and other matters as of record may appear and as are set forth in Schedule A attached hereto. To have and to hold the Demised Premises unto Tenant and
(subject to the limitations on assignability contained herein) Tenant's successors and assigns, for the term hereof.


                                   ARTICLE 26

                              ESTOPPEL CERTIFICATES

      Section 26.1 Landlord and Tenant each agree at any time and from time to time, (but not more than ten (10) times in any twelve (12) month period), upon not less than fifteen (15) days' prior written request by the other party, to execute, acknowledge and deliver to such other party a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and the dates to which the annual net rent and other charges have been paid. It is intended that any such statement delivered pursuant to this Article may be relied upon by any prospective purchaser of the fee, or the holder of any mortgage upon the fee of the Demised Premises, or any other party or parties dealing with Landlord or Tenant.


                                   ARTICLE 27

                         REMEDIES CUMULATIVE, NO WAIVER

      Section 27.1 The specified remedies to which Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may be lawfully entitled in case of any breach or threatened breach by Tenant of any provision of this Lease.

      Section 27.2 The failure of either party to insist in any one or more cases upon the strict performance of any of the covenants of this Lease or to exercise any option herein contained shall not be or construed to be a waiver or a relinquishment for the future of such covenant or option.

      Section 27.3 A receipt by Landlord of rent with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. In addition to the other remedies in this Lease provided, Landlord shall be entitled to the restraint by injunction of the violation, or attempted or threatened violation, of any of the covenants, conditions, agreements or provisions of this Lease.


                                   ARTICLE 28

                     SUBORDINATION OF LEASE TO FEE MORTGAGES

      Section 28.1 During the entire term of this Lease, Landlord may place upon the Demised Premises such bona fide mortgage or mortgages as Landlord, in its discretion, may elect to place against the Demised Premises. Landlord further covenants and agrees that it will not place or cause to be placed against the Demised Premises, at any time during the entire term of this Lease, mortgages having a combined unpaid principal balance in excess of the fair market value of the Demised Premises at the time of such computation. Landlord also covenants and agrees that any mortgage which it shall place or cause to be placed against the Demised Premises, other than a first mortgage, shall contain a provision which shall permit all of the insurance proceeds which may be recovered as the result of a fire or other casualty or all of the net award (as defined in Section 19.1 of Article 19) which may be recovered as the result of a partial taking in eminent domain proceedings, (which partial taking does not result in a termination of this Lease) to be used by Tenant to rebuild and restore the Demised Premises to the condition which existed immediately prior to such fire or other casualty or immediately prior to such partial taking in eminent domain proceedings, as the case may be.

      Section 28.2 In the event that Landlord shall cause a bona fide mortgage or mortgages to be placed against the fee simple title interests of the Demised Premises, Tenant agrees to subordinate its interest in this Lease to the lien of such mortgage or mortgages and to execute such instrument of subordination as shall be required or requested by the holder or holders of the same. This agreement on the part of the Tenant is expressly subject to the following conditions: Landlord or the applicable mortgagee shall deliver to the Tenant at or prior to the execution of the subordination agreement required of Tenant, an instrument, in recordable form, executed by the Landlord and the applicable mortgagee, which shall include a statement that so long as the Tenant continues to pay annual net rent, impositions and additional rent as under this Lease are reserved, and complies with and performs all of the terms, covenants, conditions and provisions on Tenant's part to be paid and performed under this Lease, the right of possession of the Tenant to the Demised Premises shall not be affected or disturbed by the exercise of any rights by such mortgagee, including, without limitation, any foreclosure action brought by such mortgagee or any action upon any bond or note secured by such mortgage. Said instrument shall also provide a provision that, if said mortgagee or any successor in interest thereto comes into possession or ownership of the Demised Premises by foreclosure of the said mortgage, this Lease shall not be terminated by said foreclosure, but rather that the Tenant shall attorn to the then-owner of the Demised Premises and the then owner of the Demised Premises may require the Tenant to attorn to it. Tenant further agrees to execute such instrument of attornment as shall be reasonably required or requested by Landlord's mortgagee(s), which includes provisions that said mortgagee(s) shall not be: (a) liable for any damages incurred by Tenant due to an act or omission of the Landlord; (b) subject to any offsets or defenses which Tenant may have against Landlord; (c) bound by any prepayment of rent by Tenant, except as required by the terms of this Lease; (d) bound by an amendment, modification or waiver of any material term of this Lease unless made with mortgagee(s)' written consent; and (e) liable for any obligation of Landlord under this Lease with respect to any property other than the Demised Premises given as security for the loan from said mortgagee(s), and Tenant will look solely to Landlord for performance and observance of any and all such obligations. Said instrument shall further contain a covenant that Tenant shall not subordinate its rights under this Lease to any other mortgage, deed of trust or other security instrument without said mortgagee(s)' written consent and that Tenant shall notify mortgagee(s) if Landlord is in default under this Lease and provide mortgagee(s) thirty (30) days after receipt of such notice in which to cure the default, extended by such additional time as may be reasonable under the circumstances so long as the mortgagee(s) commences such cure within said thirty (30) day period and diligently pursues a cure, before Tenant invokes any of its remedies under this Lease. In the event that the Demised Premises are sold or otherwise disposed of pursuant to any right or power contained in such mortgage or the bond or promissory note secured thereby, or as the result of proceedings thereon or otherwise authorized by law, the purchaser of said Demised Premises at such sale, or any person acquiring title through or by virtue of such sale, shall take title subject to the terms and provisions of this Article. Upon delivery of such non-disturbance instrument to Tenant, this Lease shall be subordinate to such mortgage, without the necessity of the execution of any further instrument of subordination, at the option of such mortgagee.

      Section 28.3 Landlord covenants and agrees to timely pay all installments of principal and interest falling due on all mortgages which at any time may exist against the Demised Premises or any part thereof and to faithfully abide sby all of the terms and conditions contained within any mortgage deed and note evidencing such mortgage.


                                   ARTICLE 29

                              BROKERAGE COMMISSIONS

      Section 29.1 Tenant represents to Landlord that, in making and entering into this Lease, it dealt with no real estate broker and Tenant agrees to indemnify and save harmless the Landlord from and against the claims of any broker or brokers with whom Tenant has dealt in making or entering into this Lease. Landlord represents to Tenant that, in making and entering into this Lease, it dealt with no real estate broker and Landlord shall indemnify and save harmless Tenant from and against the claims of any broker or brokers with whom Landlord has dealt in making or entering into this Lease.


                                   ARTICLE 30

                                  MISCELLANEOUS

      Section 30.1 The covenants and agreements herein contained, subject to the provisions of Section 30.12 of this Article 30 below, shall bind and inure to the benefit of Landlord, its successors and assigns, and, subject to the provisions of Article 15 above, shall bind and inure to the benefit of Tenant, its successors and assigns.

      Section 30.2 Tenant agrees to duly perform all of the covenants and obligations required to be performed by it as lessor under any subleases made by it.

      Section 30.3 The captions, section numbers, and article numbers contained in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the size or intent of such sections or articles of this Lease, nor in any way affect this Lease.

      Section 30.4 The submission of this Lease for examination does not constitute a reservation of or an option for the Demised Premises, and this Lease shall become effective only upon execution and delivery thereof by Landlord and Tenant. The parties agree that this instrument is a lease and that it shall not be construed as an agreement to make a lease.

      Section 30.5 Tenant shall not record this Lease, but the parties hereto agree to execute a Notice of Lease, drawn in accordance with the applicable statutes, if any, of the State in which the Demised Premises are situated, which Notice of Lease may be recorded by either of the parties hereto.

      Section 30.6 This Lease, together with all Schedules attached hereto and made a part hereof, set forth all of the covenants, promises, agreements, conditions and understandings between the parties concerning the Demised Premises, and there are no covenants, promises, agreements, conditions or understandings, either written or oral, between them other than as are herein set forth. Except as herein otherwise


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

provided, no subsequent alteration, amendment, change or addition in or to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

      Section 30.7 Any holding over after the expiration of the term hereof, with the consent of Landlord, shall be construed to be a tenancy from month to month at the rent herein specified (prorated on a monthly basis), and shall otherwise be on all of the terms and conditions herein specified, so far as applicable.

      Section 30.8 The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, a partnership, a corporation or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense when there is more than one Landlord or Tenant to either corporations, associations, partnerships or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

      Section 30.9 Landlord agrees to fully cooperate with Tenant in any effort on the part of Tenant to obtain any approvals, permits, and/or authorizations from any and all governmental or quasi-governmental agencies having jurisdiction over the Demised Premises which may be required in order to lawfully permit Tenant to use the Demised Premises for any purpose which, if such approvals, permits and/or authorizations were to be obtained, would be permitted by the terms of this Lease.

      Section 30.10 As used throughout this entire Lease, the following phrases, words and terms shall, unless the context otherwise requires, have the following meanings:

            (a) "Date of execution of this Lease" shall mean the date that this Lease is executed by both Landlord and Tenant.

            (b) "Termination of this Lease" shall mean the expiration or earlier termination of the term of this Lease or the cancellation of this Lease pursuant to any of the provisions of this Lease or pursuant to law.

      Section 30.11 In the event of any bona fide transfer or transfers by Landlord of its interest in this Lease, the Landlord (and in the case of any subsequent transfers, the then assignor) shall be automatically freed and relieved, from and after the date of such transfer, of and from all liability for the performance or observance of any covenants or obligations of this Lease on the part of the Landlord thereafter to be performed or observed; provided, that, (a) Landlord shall notify Tenant of any such transfer stating the name and address of the transferee, (b) any amount which may then be due and payable to the Tenant by Landlord under any provision of this Lease shall be promptly paid by Landlord to the Tenant, and (c) such transferee, by accepting such transfer, shall be deemed to have assumed the obligations of the Landlord hereunder from and after the date of such transfer, it being intended hereby that the covenants and obligations contained in this Lease on the part of Landlord shall, subject as aforesaid, be binding upon Landlord, its successors and assigns, only in, during and throughout its period of ownership of this Lease. Notwithstanding anything to the contrary contained herein, Tenant agrees that it will look solely to Landlord's estate in the Demised Premises as the sole asset for collection of any claim, judgment for damages or enforcement of any other judicial process requiring payment of money. Tenant agrees that no other assets of Landlord shall be subject to levy, execution or other procedures for the satisfaction of Tenant's rights or remedies.

      Section 30.12 Landlord and Tenant hereby release and relieve the other and waive their entire claim of recovery for loss or damage to property arising out of or incident to fire, lightning and other perils included in a standard "all risk" insurance policy when such property constitutes the Demised Premises or is in, on or about the Demised Premises, whether or not such loss or damage is due to the negligence of Landlord or Tenant, or their respective agents, employees, guests, licensees, invitees or contractors. Tenant and Landlord waive all rights of subrogation against each other on behalf of, and shall use their best efforts to obtain a waiver of all subrogation rights from all property and casualty insurance referenced above.

      Section 30.13 Tenant shall have the sole and exclusive right, at its sole cost and expense and in conformity with applicable laws and ordinances, to erect and thereafter, to maintain and/or replace, if it shall so elect, signs on the Demised Premises. All signage on, in or around the Demised Premises must be approved by Landlord prior to installation, which approval shall not be unreasonably withheld. Any and all permits, licenses or approvals for permitted signage shall be obtained by Tenant at Tenant's sole cost and expense.

                                   ARTICLE 31

                       LANDLORD'S TITLE AND ALLOWABLE USE

      Section 31.1 Landlord represents and warrants as a condition of the Lease that: (i) it possesses good marketable fee title to the Demised Premises, subject only to matters described in Schedule A; (ii) it is authorized to make this Lease; (iii) the provisions of this Lease do not or will not conflict with or violate the provisions of existing or future agreements between Landlord and third parties.

      Section 31.2 Landlord represents and warrants that, as of the date hereof:
(i) there are no pending, or, to the best of its knowledge, threatened, claims, causes of action, foreclosure proceedings, filing of involuntary or voluntary bankruptcy or insolvency petitions, appointments of receivers, assignments for the benefit of creditors, lawsuits or judgments against he Demised Premises or Landlord if the same may affect title to the Demised Premises, Landlord's ability to comply with its obligations under this Lease, or Tenant's use of the Demised Premises as herein provided; and (ii) none of the foregoing affecting other properties controlled by or under common control with Landlord or any individual or entity, directly or indirectly through one or more intermediaries, controlled by Landlord or under common control with Landlord, if the same may affect title to the Demised Premises, Landlord's ability to comply with its obligations under this Lease, or Tenant's use of the Demised Premises as herein provided. If, after the date hereof, any such actions, petitions, appointments, assignments or other proceedings are filed or threatened, Landlord shall notify Tenant within fifteen (15) days of Landlord's knowledge thereof.

      Section 31.3 Landlord has delivered to Tenant a copy of Landlord's title insurance policy for the Demised Premises and represents and warrants that the policy is a true and complete copy of the original; that there have been no changes as of the date of this Lease to any matters set forth in such policy.

      Section 31.4 Landlord represents and warrants that it has no actual knowledge and has not received any notices or communications from any governmental or other agency, that anybody at the Demised Premises (other than Tenant) has violated any Legal Requirements with respect to the acquisition, handling, storage, treatment, shipment or disposal of, or any other matters pertaining to, the aforementioned materials, substances, products, pollutants, contaminants and wastes. Landlord represents and warrants that neither it nor the Demised Premises is subject to any decree, order or judgment relating to environmental laws or regulations.


                                   ARTICLE 32

                              CONDITIONS PRECEDENT

      Section 32.1 The parties acknowledge that prior to obtaining a building permit for the construction of the Building and all required site work, Landlord must obtain the permission of one or more governmental authorities having jurisdiction over the Demised Premises (the "Governmental Approvals"). Landlord agrees to apply for the Governmental Approvals as soon as practicable following the execution of this Lease. All costs thereof shall be paid by Landlord and shall be a part of the total project cost.

      Section 32.2 Tenant agrees to cause its architect to furnish to Landlord, at Tenant's expense, such plans and drawings as Landlord shall reasonably require in order to obtain all of the Governmental Approvals.

      Section 32.3 In the event that Landlord, through no fault or neglect on its part, is unable to obtain all required Governmental Approvals and all appeal periods in connection therewith have expired, on or before six (6) months after the date hereof, either party may terminate and cancel this Lease upon written notice to the other.

      Section 32.4 This Lease is subject to and contingent upon the Tenant's sale of its present headquarters building located at 660 Enfield Street, Enfield, Connecticut (the "Bank Building") on or before the Commencement Date for a sum not less than $525,000.00. In the event that, within 120 days after the date of this Lease, Tenant provides Landlord with written notice of its request that Landlord purchase the Bank

Building, Landlord shall execute the Purchase and Sale Agreement attached hereto as Schedule E, and consummate the purchase on or before the Commencement Date, in which event this condition shall be deemed fully satisfied and of no further force or effect. At the time of said closing Tenant shall execute an environmental indemnification agreement in favor of the Landlord with respect to the Bank Building in the form used by Tenant for its commercial loan transactions.


                                   ARTICLE 33

                              RIGHT OF FIRST OFFER


      Section 33.1 Landlord agrees that if at any time during the term of this Lease, as the same may be extended by agreement of the parties, Landlord shall desire to sell the Demised Premises, then in such event, before placing the same for sale on the open market, Landlord shall first offer the Demised Premises to Tenant by advising Tenant of the purchase price it wants for the Demised Premises and all other relevant terms of such sale (the "Tenant's Right of First Offer"). Tenant shall thereafter have a period of thirty (30) days to notify Landlord of its acceptance or rejection of such offer. Failure to respond within such thirty (30) day period shall conclusively be presumed to be a rejection of such offer. If Tenant accepts such offer, the parties shall close the purchase and sale transaction within sixty (60) days following the expiration of the above-mentioned thirty (30) day period. If Tenant shall reject such offer, Landlord shall have the right to place the Demised Premises for sale on the open market and to sell the same at a price which is at least equal to the price set forth in Landlord's offer to Tenant and on terms which are no less onerous than the terms offered to Tenant. In the event that Landlord is unable to consummate a sale of the Demised Premises at such price and on such terms within six (6) months following the expiration of said above-mentioned thirty (30) day period, Tenant's Right of First Offer shall be reinstated on the same terms as set forth above.

      It is specifically conditioned and agreed that in the event of the sale of the Demised Premises to a third party pursuant to the terms of this Article 33, the Tenant's Right of First Offer shall lapse and shall not be binding upon such third party purchaser.

      It is also understood and agreed that Tenant's Right of First Offer shall not be applicable to any transfer of the Demised Premises which Landlord shall at any time elect to make to issue or other family members of the principals of the Landlord or to a trust or trusts established for such individuals for estate planning purposes; provided that, the provisions of Tenant's Right of First Offer shall be binding upon such a transferee.


      IN WITNESS WHEREOF, the parties hereto have duly executed this Lease as of the day and year first above written.

WITNESSES:                        LANDLORD

                                  TROIANO PROFESSIONAL CENTER, LLC


/s/ Nancy Grady                   By: /s/ Anthony Troiano, Jr.
--------------------------            -----------------------------------------
                                      Anthony Troiano, Jr.



/s/ Fred Stroiney                 By: /s/ Frank J. Troiano
--------------------------            -----------------------------------------
                                      Frank J. Troiano
                                      Its Managers
                                      Duly Authorized




                                  TENANT

                                  ENFIELD FEDERAL SAVINGS AND LOAN ASSOCIATION

/s/ Nancy Grady                   By: /s/ David O'Connor
--------------------------            -----------------------------------------

                                      Its
                                      Duly Authorized CEO
/s/ Fred Stroiney
--------------------------




STATE OF CONNECTICUT :
                     :  ss
COUNTY OF HARTFORD   :

      On this 24th day of November, 2004, before me the undersigned officer, personally appeared Anthony Troiano, Jr. and Frank J. Troiano, who acknowledged themselves to be the Managers of TROIANO PROFESSIONAL OFFICE CENTER, LLC, a limited liability company, and that they, as such Managers, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by themselves himself as Managers.

         IN WITNESS WHEREOF, I hereunto set my hand.

                                                     /s/ Nancy Grady
                                                     ---------------------------

                                                     Notary Public




STATE OF CONNECTICUT  )
                      )  ss:
COUNTY OF             )

      On this 24th day of November, 2004, before me, the undersigned officer, personally appeared David O'Connor who acknowledged himself to be the Chief
Executive Officer of ENFIELD FEDERAL SAVINGS AND LOAN ASSOCIATION, a Corporation, and that he, as such Chief Executive Officer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Corporation by himself as Chief Executive Officer.

      IN WITNESS WHEREOF, I hereunto set my hand.

                                                     /s/ Nancy Grady
                                                     ---------------------------

                                                     Notary Public

                                   SCHEDULE A

                                DEMISED PREMISES


The Demised Premises are described in the attached legal description and shown on the plan attached hereto.

                                   SCHEDULE B

                             ENCUMBRANCES OF RECORD


1. Any and all provisions of any ordinance, municipal or other governmental regulation or public or private law, including zoning, planning and inland-wetland regulations of the Town of Enfield.

2.    Declarations, restrictions, covenants, and easements of record.

3. Real Estate taxes due the Town of Enfield, on the Grand List of October 1, 2003, not yet due and payable.

                                   SCHEDULE C

                                 ANNUAL NET RENT


The initial Annual Net Rent shall be determined in accordance with the attached chart and shall be fixed for Lease years 1 through 5. Annual Net Rent for subsequent Lease Years shall be established by the computations for each subsequent 5-year period as set forth in the attached chart.










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